                                                                   EXHIBIT 10.27
________________________________________________________________________________




                            MASTER TRUST AGREEMENT

                                    between

                          MERCURY GENERAL CORPORATION

                                      and

                           BNY WESTERN TRUST COMPANY

                          Dated as of January 1, 1998

                    Account Number(s) ____________________



________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----

                                   SECTION 1
                         ESTABLISHMENT OF MASTER TRUST
1.1  The Master Trust..........................................................  2
1.2  Appointment of Master Custodian...........................................  2
1.3  Establishment of Separate Funds...........................................  2
1.4  Participating Plans.......................................................  3
1.5  Title to Assets...........................................................  3
1.6  Acceptance of Trust.......................................................  3

                                   SECTION 2
                           INVESTMENT OF MASTER FUND

2.1  Appointment of Investment Managers and Investment Committee...............  4
2.2  Discretionary Funds.......................................................  4
2.3  Directed Funds............................................................  5
2.4  Settlement of Securities Transactions.....................................  6
2.5  Cash Balances.............................................................  6
2.6  Appointment of Administrative Agent.......................................  7
2.7  Transfer Among Funds......................................................  7
2.8  Transfers to Collective Trusts............................................  7
2.9  Insurance Contracts.......................................................  8

                                   SECTION 3
                            POWERS OF MASTER TRUSTEE

3.1  In General................................................................  9
3.2  At Direction of Named Fiduciary........................................... 11
3.3  With Respect to Participant-Directed Funds................................ 11
3.4  Administrative Powers..................................................... 11

                                   SECTION 4
                           REGISTRATION OF EMPLOYER STOCK

                                   SECTION 5
            ACCOUNTS TO BE MAINTAINED BY THE MASTER TRUSTEE; PAYMENTS FROM
                                THE MASTER TRUST

5.1  Accounts.................................................................. 13
5.2  No Separate Recordkeeping................................................. 14
5.3  Payments; Disputes........................................................ 14

5.4  Direct Deposit of Payments..............................................  14
5.5  Administrative Committee's Responsibility...............................  14
5.6  Returned and Uncashed Payments..........................................  15
5.7  No Liability for Contributions..........................................  15

                                   SECTION 6
                          VALUATION OF THE MASTER FUND

6.1  Valuation...............................................................  15
6.2  Units...................................................................  16

                                   SECTION 7
        ADMINISTRATIVE EXPENSES, TAXES AND MASTER TRUSTEE'S COMPENSATION

7.1  In General..............................................................  16
7.2  Fees of Investment Managers.............................................  17

                                   SECTION 8
      MASTER TRUSTEE'S AND BNY (NEW YORK)'S LIABILITY; NO DUTY TO REVIEW;
                                INDEMNIFICATION

8.1  Liability of Master Trustee and BNY (New York)..........................  17
8.2  No Duty to Review.......................................................  18
8.3  Reliance on Certain Appraisals..........................................  18
8.4  Indemnification of Master Trustee and BNY (New York)....................  18
8.5  Limitation of Indemnity.................................................  18
8.6  Indemnification of Successor Trustee....................................  18

                                   SECTION 9
                    SETTLEMENT OF MASTER TRUSTEE'S ACCOUNTS

9.1  Annual Accounting.......................................................  19
9.2  Other Accountings.......................................................  19
9.3  Settlement of Accounts..................................................  19
9.4  Waiver of Rights........................................................  20

                                   SECTION 10
                    SEGREGATION OF PARTS OF THE MASTER TRUST

10.1  Segregation............................................................  20
10.2  Segregated Property....................................................  20

                                   SECTION 11
 RESIGNATION AND REMOVAL OF MASTER TRUSTEE; RESIGNATION AND REMOVAL OF BNY (NEW
                          YORK) AS INVESTMENT MANAGER
11.1  Resignation and Removal of Master Trustee........................................  21
11.2  Resignation and Removal of BNY (New York) as Investment Manager..................  21

                                   SECTION 12
             EVIDENCE OF ACTION BY COMPANY, INVESTMENT MANAGERS AND
INVESTMENT AND ADMINISTRATIVE COMMITTEES, AND OF APPOINTMENT OF NAMED FIDUCIARY,
        INVESTMENT MANAGERS AND INVESTMENT AND ADMINISTRATIVE COMMITTEES

                                   SECTION 13
  AMENDMENT OF AGREEMENT, TERMINATION OF TRUST, TERMINATION OF PARTICIPATING PLAN

13.1  Amendment of Agreement...........................................................  23
13.2  Termination of Master Trust......................................................  23
13.3  Termination of Participating Plan................................................  23
13.4  Exclusive Benefit................................................................  23

                                   SECTION 14
                    INALIENABILITY OF BENEFITS AND INTERESTS

14.1  Of the Participants..............................................................  24
14.2  Of the Participating Plans.......................................................  24

                                   SECTION 15
        NO MERGER, CONSOLIDATION OR TRANSFER OF PLAN ASSETS OR LIABILITIES.............  24

                                   SECTION 16
                    SPECIAL PROVISIONS RELATING TO ESOP FEATURE

16.1  Employer Stock Fund..............................................................  24
16.2  Acquisition Loan.................................................................  25
16.3  Suspense Account.................................................................  26
16.4  ESOP Contributions...............................................................  26
16.5  Tender for Employer Stock........................................................  26
16.6  Voting Employer Stock; Options and Other Rights..................................  28

                                   SECTION 17
                                  GOVERNING LAW

                            MASTER TRUST AGREEMENT

          THIS AGREEMENT made as of January 1, l998 by and between MERCURY GENERAL CORPORATION, a California corporation (hereinafter referred to as the "Company"), and BNY WESTERN TRUST COMPANY, a trust company organized pursuant to the laws of the State of California (the "Master Trustee");

                             W I T N E S S E T H:

          WHEREAS, the Company and certain of its subsidiaries and affiliates have heretofore adopted or may hereafter adopt various qualified deferred compensation plans for the benefit of its or their employees, as set out in Exhibit A hereto, as amended from time to time (each such plan is referred to herein as a "Participating Plan", and the Company and any such subsidiary or affiliate are referred to herein as the Participating Plan's "Employer"); and

          WHEREAS, each Participating Plan set forth on Exhibit A hereto provides, among other things, for the financing by means of a trust fund of all or a part of the benefits to be paid pursuant to the Plan to certain employees (herein called "Participants") of the Employer and their beneficiaries (hereinafter called "Beneficiaries"); and

          WHEREAS, one or more of the Participating Plans contains an employee stock ownership plan feature(hereinafter referred to as the "ESOP Feature") within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended (the "Act"), which allows the Participating Plan to enter into loans guaranteed by the Company that are exempt from the prohibited transaction rules pursuant to Section 4975(d)(6) of the Code and
Section 408(b)(3) of the Act (each an "Acquisition Loan") to purchase shares of common and/or convertible preferred stock of the Company or any subsidiary or affiliate thereof qualifying as "employer securities" within the meaning of
Section 409(l) of the Code and Section 407(d)(5) of the Act ("Employer Stock"), and each Participating Plan is intended to qualify under Section 401(a) of the Code; and

          WHEREAS, the Company and the Master Trustee wish to establish a Master Trust in which the assets of the Participating Plans may be pooled and commingled, solely for investment purposes, to facilitate the investment of such assets on a diversified basis and in accordance with the other requirements of the Act; and

          WHEREAS, the Master Trustee, with the consent of the Company, intends to appoint the Master Trustee's New York affiliate, The Bank of New York ("BNY (New York)") as Master Custodian of the assets of the Participating Plans pursuant to the terms of the Master Custody Agreement submitted to the Company herewith;

          NOW, THEREFORE, the Company and the Master Trustee agree as follows:

                                   SECTION 1

                         ESTABLISHMENT OF MASTER TRUST

          1.1  The Master Trust. The Company hereby establishes with the Master
               ----------------
Trustee, a trust (hereinafter referred to as the "Master Trust") which shall comprise all of the funds and other assets delivered herewith to the Master Trustee, together with such other sums of money and such property acceptable to the Master Trustee as shall from time to time be paid or delivered to the Master Trustee hereafter, all investments made therewith and proceeds thereof and the earnings and profits thereon. All such funds and property, together with such investments, proceeds and earnings and profits, less the payments or other distributions which, at the time of reference, shall have been made by the Master Trustee as authorized herein, are referred to as the "Master Funds." Each Participating Plan shall constitute a part of the Master Trust.

          1.2  Appointment of Master Custodian. The Company hereby authorizes
               -------------------------------
the Master Trustee to appoint BNY (New York) as Master Custodian of the assets of the Participating Plans in accordance with and pursuant to the terms of the Master Custody Agreement submitted to the Company herewith. The Company also hereby authorizes the Master Trustee to delegate to BNY (New York) such powers, authorities, duties, obligations and responsibilities as the Master Trustee may from time to time deem appropriate. By executing this Agreement, the Company consents to such appointment. The Company or the Named Fiduciary (as defined in Section 1.3) or the Administrative Committee or Investment Committee or anyone acting pursuant to their instructions may communicate, as is necessary, directly with BNY (New York).

          1.3  Establishment of Separate Funds. The Master Fund shall consist
               -------------------------------
initially of two funds: (1) a general fund consisting of all the assets of each Participating Plan that are not attributable to an ESOP Feature and (2) an Employer Stock Fund established pursuant to Section 16.1 consisting of the assets of each Participating Plan held by the Master Trustee pursuant to an ESOP Feature, which shall be invested and reinvested as provided in Section 16. At any time and from time to time the Master Trustee shall, if so directed by the Committee appointed by the Company's Board of Directors under the terms of each of the Participating Plans to act as the named fiduciary with respect to control or management of the operation and administration of the Participating Plans (hereinafter referred to as the "Named Fiduciary"), establish within the general fund one or more investment funds, each of which shall be invested or reinvested as provided in Section 2. The term "Fund", as used herein, shall mean the initial funds or any other investment fund so established, depending upon the fund to which such provision is being applied at the time, and the term "Master Fund" shall refer to all such funds in the aggregate. The functions of the Named Fiduciary may be divided among more than one person or persons (in which case the term "Named Fiduciary" shall refer to any such person or persons, as the context requires), and the same person or persons may serve as the Named Fiduciary and the Investment Committee and/or the Administrative Committee as hereinafter defined. The Master Trustee shall hold, manage, administer, value, make purchases and sales for, distribute, account for, and otherwise deal with each Fund separately.

          1.4  Participating Plans. As of the date of establishment of any Fund
               -------------------
and as of any Valuation Date, as defined in Section 6 below, the Master Trustee shall accept the transfer to such Fund of all or any portion of the assets of any Participating Plan, provided that:

          Either (i) a determination letter has been received from the Internal
                  -
Revenue Service stating that the Participating Plan meets the requirements of
Section 40l(a) of the Code, or (ii) a request for such a determination letter
                                --
has been filed and the Master Trustee believes such Plan to meet the requirements of Section 40l(a) of the Code; and

          In the case of the Participating Plan of a subsidiary or affiliate of the Company, such subsidiary or affiliate has joined in and has become a party to the Master Trust, and the Company has consented thereto, all by means of a joinder agreement substantially in the form of Exhibit B hereto.

          Each subsidiary or affiliate of the Company joining in and adopting the Master Trust appoints the Company as its agent for purposes of this Agreement and agrees that (i) it shall be bound by the decisions, actions and
                           -
directions of the Company, the Named Fiduciary, and any Investment Manager, Investment Committee or Administrative Committee (as hereinafter defined) under this Agreement, and BNY (New York) (if appointed as an investment manager as provided below), (ii) the Company has the sole authority to enforce this
                  --
Agreement on behalf of such subsidiary or affiliate, and (iii) the Master
                                                          ---
Trustee and any affiliate to whom it has delegated any responsibility pursuant to Section 1.2 shall be fully protected in relying upon such decisions, actions and direction and shall in no event be required to give notice to or otherwise deal with such subsidiary or affiliate except by dealing with the Company as agent of such subsidiary or affiliate.

          The Master Trust shall, to the extent of each Participating Plan's interest in any Fund, constitute a part of such Plan. The Master Trustee shall be promptly notified by the Employer of each Participating Plan of any and all amendments made to such Plan, and of any determination or other action taken by the Internal Revenue Service with respect to its qualification under Section 40l(a) of the Code.

          1.5  Title to Assets. No Participating Plan and no Participants or
               ---------------
their Beneficiaries shall have any right, title or interest in or to any specific assets of the Master Fund, but shall have an undivided beneficial interest in the Master Fund valued in accordance with Section 6 hereof. Ownership of all the individual assets of the Master Fund shall be by the Master Trustee. The Master Trustee shall not issue any certificate or other documentation representing any interest in the Master Fund or part thereof.

          1.6  Acceptance of Trust. The Master Trustee hereby accepts the Master
               -------------------
Trust created by this Agreement on the terms and conditions herein set forth.

                                   SECTION 2

                           INVESTMENT OF MASTER FUND

          2.1  Appointment of Investment Managers and Investment Committee. At
               -----------------------------------------------------------
the time each Fund is established, and from time to time thereafter, the Company shall determine and advise the Master Trustee and BNY (New York) whether the investment of such Fund is to be managed (a) by BNY (New York) in its sole
                                          -
discretion as an investment manager as defined in Section 3(38) of the Act, (b)
                                                                             -
by an investment manager who (i) is duly appointed by the Named Fiduciary, and
                              -
(ii) qualifies as an investment manager under Section 3(38) of the Act (an
 --
"Investment Manager"), or (c) by an Investment Committee appointed by the Named
                           -
Fiduciary (the "Investment Committee"). Any Fund that is managed by BNY (New
York) is hereinafter referred to as a "Discretionary Fund", and any Fund that is managed by an Investment Manager or Investment Committee is hereinafter referred to as a "Directed Fund". The term "Investment Manager" shall also refer to BNY (New York) in its capacity as an investment manager hereunder. BNY (New York)'s appointment as an investment manager shall not be effective unless and until (i) it is duly appointed by the Named Fiduciary in writing and (ii) it provides the Named Fiduciary with a written acceptance of such appointment and an acknowledgement that it is a fiduciary for such Fund under Section 3(21) of the Act.

          In the event the Investment Manager of any Directed Fund resigns or is removed, the Named Fiduciary shall promptly notify the Master Trustee of such resignation or removal and of the appointment of a successor to such Investment Manager. Upon resignation or removal of an Investment Manager neither the Master Trustee nor BNY (New York) shall have or be deemed to have any responsibility to manage and control any asset held in the Directed Fund of such former Investment Manager, except as set out in the sentence immediately following. If an Investment Committee has been appointed, the Master Trustee shall treat such Fund as managed by the Investment Committee pending notification from the Named Fiduciary of the appointment of a different successor to the former Investment Manager; if no Investment Committee has been appointed and if no notification of the appointment of such a successor is received within seven days of notification to the Master Trustee of the former Investment Manager's resignation or removal, BNY (New York) shall be deemed appointed as investment manager and thereafter treat such Directed Fund as a Discretionary Fund unless and until it receives other instructions from the Named Fiduciary as to the investment of such Fund, and BNY (New York) shall be entitled to additional compensation in accordance with its regular fee schedule for discretionary accounts.

     2.2  Discretionary Funds.
          -------------------

          (a)  Permitted Investments. The Master Trustee shall invest and
               ---------------------
reinvest, as directed by BNY (New York), any Discretionary Fund, without distinction between principal and income, in such property (real, personal or mixed) as BNY (New York), in its sole discretion, shall deem suitable for such Fund, including without limitation: any and all common stocks, preferred stocks, bonds, debentures, mortgages on real or personal property wherever situated, equipment trust certificates, notes or other evidence of indebtedness, or any other securities, certificates of deposit, demand or time deposits (including any such deposits, demand or time deposits with BNY Western Trust Company or The Bank of New York), shares of investment companies and mutual funds (irrespective of whether BNY Western Trust Company or The Bank of New York is performing services therefor), interests in partnerships and trusts, insurance policies and contracts, repurchase agreements, and any other property or joint or other part interest in property (including, without limitation, part interests in bonds and mortgages or notes and mortgages), United States or foreign, whether situated within or outside the United States (provided that, except as provided in Section 3.3 hereof, the indicia of ownership thereof are not maintained outside the jurisdiction of the district courts of the United States), and of any kind, class or character, and irrespective in any case of whether BNY Western Trust Company or The Bank of New York or another, individually or as trustee or agent, is acting as participator of any part interest in property that may be acquired. Such investment and reinvestment shall not be restricted to property authorized for investment by trustees under any present or future law. A Discretionary Fund may be invested and reinvested whether or not the property acquired is productive of income, is marketable or constitutes a wasting asset. Without limiting the generality of the foregoing, a Discretionary Fund may be invested in stocks of any classification, bonds or other securities issued or guaranteed by the Company or a subsidiary or affiliate thereof, including Employer Stock, or in real property which is owned by or leased to the Company, or any subsidiary or affiliate thereof. Nothing herein contained, however, shall be deemed to purport to authorize any investment or reinvestment in violation of the requirements of the Act. The Master Trustee shall have no power, duty or authority to invest any Discretionary Fund, except pursuant to the direction of BNY (New York).

          (b)  Brokerage Commissions.  In placing or directing securities
               ---------------------
transactions for a Discretionary Fund, the primary objective of BNY (New York) will be to obtain the most favorable net results, taking into account such factors as the best net price available, the size of and difficulty in executing the order, and the reliability, efficiency and financial responsibility of the broker or dealer. When it can be done consistently with this goal, BNY (New
York) may allocate orders to brokers or dealers who also provide brokerage or research services (as defined in Section 28(e) of the Securities Exchange Act of l934). The Company understands that such brokerage and research services may be useful to other accounts managed by BNY (New York) and, similarly, research generated through commissions paid by such other accounts may be useful in connection with a Discretionary Fund.

          (c)  Funding Policy. The Named Fiduciary shall advise the Master
               --------------
Trustee and BNY (New York) in writing of any funding policy and method or investment guidelines which have been established to carry out the objectives of each Participating Plan, and shall promptly advise the Master Trustee and BNY (New York) of any changes therein.

     2.3  Directed Funds.
          --------------

          (a)  Permitted Investments.  Each Directed Fund shall be invested and
               ---------------------
reinvested, without distinction between principal and income, in any property authorized in Section 2.2(a) above as the Master Trustee may be directed by an Investment Manager or the Investment Committee with respect to any Fund managed by such Investment Manager or Investment Committee.

          (b)  Investment Instructions.  An Investment Manager or the Investment
               -----------------------
Committee at any time and from time to time may issue orders directly to a broker for the purchase or sale of securities for any Directed Fund that it manages. The Investment Manager or Investment Committee will promptly give or cause to be given to the Master Trustee or, if so advised in writing, to BNY (New York) notice of the issuance of such order and the broker will confirm such order or cause it to be confirmed to the Master Trustee or, as the case may be, BNY (New
York). Such notice and confirmation may be given in writing, by telecopy or by any other electronic means using a code for the authentication of messages, and may include Trade Reports issued by the Institutional Delivery System of Depository Trust Company. Receipt of a matching notice and confirmation or of such Trade Report shall be authority for the Master Trustee or, as the case may be, BNY (New York) to settle such trade. The Master Trustee shall have no power, duty or authority to invest any Directed Fund, except pursuant to the direction of an Investment Manager or Investment Committee. Except as provided in Section 2.1, in the absence of directions or authorization from the Investment Manager or Investment Committee, neither the Master Trustee nor BNY (New York) shall have any power, duty or authority to invest any Directed Fund.

          2.4  Settlement of Securities Transactions. When the Master Trustee or
               -------------------------------------
BNY (New York), as the case may be, is instructed to deliver property against payment, delivery of the property and receipt of payment may not be simultaneous. The risk of non-receipt of payment shall be the Master Trust's and neither the Master Trustee nor BNY (New York), as the case may be, shall have any liability therefor. All credits to the Master Trust of the anticipated proceeds of sales and redemptions of property and of anticipated income from property shall be conditional upon receipt by the Master Trustee or BNY (New
York), as the case may be, of final payment and may be reversed to the extent final payment is not received. At the discretion of the Master Trustee or BNY (New York), as the case may be, the Master Trust may make use of such conditional credits. To the extent such credits do not become unconditional by receipt of final payment, the Master Trust shall reimburse the Master Trustee or BNY (New York), as the case may be, upon demand for the amount of such conditional credits so used. When the Master Trustee or BNY (New York), as the case may be, is instructed to receive property, it is authorized to accept documents in lieu of such property as long as such documents contain the agreement of the issuer thereof to hold such property subject to the Master Trustee's sole order. The Master Trustee or BNY (New York), as the case may be, may, in its respective discretion, advance funds to the Master Trust to facilitate the settlement of any trade. In the event of such an advance, the Master Trust shall immediately, and in no event later than three (3) days after the date of such advance, reimburse the Master Trustee or BNY (New York), as the case may be, for the amount thereof.

          2.5  Cash Balances. BNY (New York) may direct the investment of all or
               -------------
any portion of any cash balances in any Discretionary Fund, and an Investment Manager or the Investment Committee may, with the prior acceptance of BNY (New
York), by written authorization delegate to BNY (New York) authority to invest all or any portion of any cash balances in any Directed Fund, in the discretion of BNY (New York), including, without limitation, investments in part interests in obligations, irrespective of whether BNY Western Trust Company, The Bank of New York or another, individually or as trustee or agent, is acting as a participator. The Master Trustee shall not be liable for interest on any cash balances in any Discretionary Fund or Directed Fund that it holds uninvested pending receipt of directions from BNY (New York), the Investment Manager or the Investment Committee, as applicable. Neither the Master Trustee nor BNY (New
York) shall be liable for interest on any cash balances in any

Directed Fund that the Master Trustee holds uninvested pending receipt of directions from the Investment Manager or Investment Committee in the absence of authorization from the latter to invest the same at BNY (New York)'s direction in its sole discretion, nor liable for interest on any cash balances it may be authorized to direct the investment of in its sole discretion and may hold uninvested as it deems to be in the best interests of the Master Fund.

          2.6  Appointment of Administrative Agent. The Named Fiduciary shall
               -----------------------------------
certify to the Master Trustee the name of any third party administrator (the "Administrative Agent") appointed by it or the Company to receive, cumulate and communicate investment and distribution directions with respect to Participant-Directed Funds from Participants, and to whom the Named Fiduciary has delegated such responsibility and authority as it shall communicate to the Master Trustee. For the purposes of this Agreement, such Administrative Agent shall be a delegee of the Named Fiduciary in accordance with Section 405(c)(1)(B) of the Act. The Master Trustee may rely on such certification and delegation until notified in writing to the contrary by the Named Fiduciary.

          2.7  Transfer Among Funds. The Administrative Committee or the
               --------------------
Administrative Agent shall direct the Master Trustee with respect to the allocation of assets to the Funds and with respect to transfers among the Funds. The Master Trustee or BNY (New York) shall have no duty to invest, and shall not be liable for interest on, any such assets it holds uninvested pending receipt of directions from the Administrative Committee or the Administrative Agent to allocate contributions among the Funds.

          2.8  Transfers to Collective Trusts. Notwithstanding any provision of
               ------------------------------
any Participating Plan or of this Agreement to the contrary, BNY (New York) may, in its sole discretion with respect to any Discretionary Fund and, if authorized or directed by the Investment Manager or Investment Committee of any Directed Fund, with respect to such Directed Fund, transfer all or any part of the assets of such Fund to, or withdraw the same from, any collective investment trust that shall be or shall have been created and administered by The Bank of New York or any of its affiliates, or if such Investment Manager is a bank, by such Investment Manager, for the collective investment of the property of employee benefit trusts of which The Bank of New York (or its affiliate) or such Investment Manager is trustee or agent, provided that such trust is qualified under the provisions of Section 40l(a) of the Code and exempt under the provisions of Section 50l(a) of the Code. To that end, the Master Trustee and BNY (New York) are each hereby expressly authorized to permit the commingling of any or all of the assets of such Fund with the assets of other trusts eligible to participate in such collective investment trust. BNY (New York) or any Investment Manager holding such trust funds shall have with respect to such funds the powers of the Master Trustee and BNY (New York) set forth in Sections 2.2(a), 3.1, 3.2 and 3.4. Neither the Master Trustee nor BNY (New York) shall have any responsibility for the custody or safekeeping of assets transferred to the collective investment trust of such an Investment Manager. To the extent that property of the Master Fund is invested in any collective investment trust as provided above, the declaration of trust pertaining thereto, as amended from time to time, and the trust thereby created, shall be a part of this Agreement and of each Participating Plan. The Master Trustee shall have, with respect to the interest of such Fund in such collective investment trust, the powers conferred by this Agreement to the extent that such powers are not inconsistent with the provisions of such declaration of trust. For purposes of any valuation of the Master Fund or any valuation of the interest or of the account of any Participant or Beneficiary under any Participating Plan, the interest of the Master Trust in such collective investment trust shall be valued at the times and in the manner prescribed by the declaration by which such trust was created. A copy of the declaration of trust as presently in effect of any collective investment trust to which the assets of any Participating Plan are transferred pursuant to this Section 2.8 shall be provided to the Named Fiduciary and copies of amendments thereto shall be forwarded to the Named Fiduciary promptly after their adoption.

          2.9  Insurance Contracts.
               -------------------

          (a)  Procuring and Holding Contracts. The Master Trustee, upon written
               -------------------------------
direction of the Named Fiduciary, shall pay from the Master Trust such sums to such insurance company or companies as the Named Fiduciary may direct for the purpose of procuring individual or group annuity contracts or other insurance contracts (hereinafter referred to as "Contracts"). The Named Fiduciary shall prepare, or cause to be prepared in such form as it shall prescribe, the application for any Contract to be applied for. The Master Trustee shall receive and hold in the Master Trust, subject to the provisions hereinafter set forth in this Section, all Contracts obtained, the proceeds of any sale, assignment or surrender of any such Contract, and any and all dividends and other payments of any kind received with respect to any such Contract.

          (b)  Exercising Rights under Contracts. The Master Trustee shall be
               ---------------------------------
the complete and absolute owner of Contracts held in the Master Trust, provided that the Named Fiduciary shall have power, without the consent of any other person, to exercise any and all of the rights, options or privileges that belong to the Master Trustee as such absolute owner or that are granted by the terms of any such Contract or by the terms of this Agreement, and the Master Trustee shall not exercise any of the foregoing powers or take any other action permitted by any such Contract other than upon the written direction of the Named Fiduciary. The Master Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such direction. The Master Trustee, upon the written direction of the Named Fiduciary, shall deliver any Contract held in the Master Trust to such person or persons as may be specified in the direction.

          (c)  Payment of Premiums.  Upon the written direction of the Named
               -------------------
Fiduciary, the Master Trustee shall pay from the Master Trust premiums, assessments, dues, charges and interest, if any, upon any Contract held in the Master Trust. The Master Trustee shall have no duty to make any such payment unless and until it shall have received such direction.

          (d)  Payments under Contract. Any sums paid out by any insurance
               -----------------------
company under the terms of a Contract held in the Master Trust either to the Master Trustee, or, in accordance with its direction, to any other person or persons designated as payees in such Contract shall be a full and complete discharge of the liability to pay such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to look into the terms of this Agreement, or to question any action of the Master Trustee or to see that any action of the Master Trustee is authorized by the terms of this Agreement.

          (e)  Liability of Master Trustee; Indemnification.  Anything contained
               --------------------------------------------
herein to the contrary notwithstanding, to the extent permitted by law, neither the Master Trustee nor BNY (New York) shall be liable for the refusal of any insurance company to issue or change any Contract or to take any other action requested by the Master Trustee; for any assets invested in a Contract at the direction of the Named Fiduciary; for the form, terms, genuineness, validity, sufficiency or effect of any Contract held in the Master Trust; for the act of any person or persons that may render any such Contract null and void; for the failure of any insurance company to pay the proceeds of any such Contract as and when the same shall become due and payable; for any delay in payment resulting from any provision contained in any such Contract nor for the fact that for any reason whatsoever (other than the negligence or willful misconduct of the Master Trustee or BNY (New York)) any Contract shall lapse or otherwise become uncollectible. The Company hereby agrees to indemnify the Master Trustee and BNY (New York), as the case may be, and to hold each harmless from and against any claim, liability, loss, damage or expense that may be asserted against the Master Trustee or BNY (New York) by reason of any action taken or omitted by the Master Trustee or BNY (New York) in connection with any Contract at the direction of the Named Fiduciary.

                                   SECTION 3

                           POWERS OF MASTER TRUSTEE

          3.1  In General. The Master Trustee is authorized and empowered, at
               ----------
the direction of BNY (New York) with respect to a Discretionary Fund, and at the direction of an Investment Manager or the Investment Committee, with respect to a Directed Fund managed by such Investment Manager or Committee, upon such conditions, at such prices and in such manner, as BNY (New York) shall direct in the case of a Discretionary Fund, and as the Investment Manager or Investment Committee shall direct in the case of a Directed Fund, to:

          (1) purchase or subscribe for any securities or other property, including Employer Stock, and to retain in trust such securities or other property;

          (2) sell, exchange, convey, transfer or otherwise dispose of any property, real or personal, at any time held by the Master Trustee, by private contract or at public auction, for cash or on credit, and no person dealing with the Master Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition; provided, however, that the Master Trustee shall have no power to tender Employer Stock held by the Master Trustee in the Employer Stock Fund (as defined in Section 16.1), except in accordance with Section 16.5;

          (3) grant options to purchase securities held in the Fund ("covered call options") and other property held in the Fund and options to sell securities and other property to the Fund, as well as combinations of such options to purchase and such options to sell; and to acquire options to purchase securities and other property for the Fund and options to sell securities and other property held in the Fund, as well as combinations of such options to purchase and such options to sell;

          (4) sell or exercise any conversion privileges, subscription rights, warrants or other options and to make any payments incidental thereto, and to consent to or otherwise participate in corporate reorganizations, mergers, consolidations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; but the Company understands that, where warrants, options, tenders or other rights have fixed expiration dates, in order for the Master Trustee or, upon appointment of BNY (New York) as Master Custodian, for BNY (New York) to act with respect to a Directed Fund, it must receive instructions at its offices, addressed as the Master Trustee or BNY (New York), as the case may be, may from time to time request, by no later than noon (at the Master Trustee's office or, if so notified by BNY (New York), at BNY (New York)'s office) at least one business day prior to the last scheduled date to act with respect thereto (or such earlier date or time as the Master Trustee or BNY (New York), as the case may be, may direct); provided, however, that the Master Trustee shall have no power to exercise such rights with respect to Employer Stock held by the Master Trustee in the Employer Stock Fund, except in accordance with
Section 16.5;

          (5) compromise, compound, settle or arbitrate any claim, debt or obligation due to or from it as Master Trustee and to reduce the rate of interest on, extend or otherwise modify, or to foreclose upon default or otherwise enforce any such obligation; to bid in property on foreclosure or to take a deed in lieu of foreclosure with or without paying consideration therefor and in connection therewith to release the obligation on the bond secured by the mortgage, and, in the case of a Discretionary Fund, to abandon any property determined by BNY (New York) to be worthless;

          (6) vote upon any stocks, bonds or other securities and to give general or special proxies or powers of attorney with or without power of substitution, and to enter into any voting trust or similar agreement; provided that, in the case of a Directed Fund, unless the Master Trustee or BNY (New
York), as the case may be, is instructed otherwise, all proxies and proxy materials relating to securities held in the Master Fund shall be signed by the Master Trustee or BNY (New York), as the case may be, without indication of voting preference, and forwarded to the Investment Manager or Investment Committee for the making of all decisions with respect thereto; and provided further that Employer Stock held by the Master Trustee in the Employer Stock Fund shall be voted by the Master Trustee in the manner provided in Section 16.6;

          (7) manage, administer, operate, lease for any period of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to or otherwise deal with any real property or interest therein at any time held by it;

          (8) for the purposes of the Master Trust, engage in transactions involving financial futures, including but not limited to stock index futures, and options on financial futures; and in carrying out such transactions to open accounts to trade in and to make or take delivery of financial futures, to provide original, variation, maintenance and other required margin in the form of moneys, securities, or otherwise, and to exercise options; and

          (9) generally exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in any Fund; except as limited under Sections 16.5 and 16.6 with respect to Employer Stock held by the Master Trustee in the Employer Stock Fund.

          3.2  At Direction of Named Fiduciary. The Master Trustee is authorized
               -------------------------------
and empowered to, or to so authorize and empower BNY (New York) to, with the approval of the Named Fiduciary with respect to any Fund:

          (1) for the purposes of the Master Trust, borrow money from any person or persons, including BNY Western Trust Company or The Bank of New York (except that an Acquisition Loan shall not be obtained from BNY Western Trust Company or The Bank of New York), to issue the Master Trust's promissory note or notes therefor, and to secure the repayment thereof by pledging, mortgaging or otherwise encumbering any property in its possession, including, with respect to an Acquisition Loan, ESOP Stock (as defined in Section 16.3); and

          (2) designate The Bank of New York to act on its behalf in lending securities held in the Master Fund to brokers, dealers, banks or other financial institutions, for such additional compensation as the Named Fiduciary and The Bank of New York shall agree, all on such terms as are consistent with the Act.

          3.3  With Respect to Participant-Directed Funds. The Master Trustee is
               ------------------------------------------
authorized and empowered, at the direction of the Administrative Committee, as defined in Section 5.1, or the Administrative Agent (which direction may include standing instructions) with respect to any Participant-Directed Fund, to sell, or to purchase, any property held in such Funds, as appropriate to effectuate transfers among Funds in accordance with Section 2.7, and/or distributions from Funds in accordance with Section 5.3. If the Master Trustee is not able to execute fully Participants' investment directions at a particular time, the Master Trustee shall execute the instructions to the extent possible.

          3.4 Administrative Powers. The Master Trustee is authorized and
              ---------------------
empowered to, or to so authorize and empower BNY (New York) to, in its sole administrative discretion with respect to both Discretionary and Directed Funds, to:

          (1) determine the fair market value of Employer Stock; provided, however, in the case of Employer Stock not readily tradable on an established securities exchange, any valuation of such Employer Stock (including valuation at the time of an initial public offering of Employer Stock) shall be provided to the Master Trustee by the Named Fiduciary in accordance with the provisions of Section 6;

          (2) make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers granted herein;

          (3) collect all interest, dividends and other income payable with respect to property in the Master Fund, and to surrender securities at maturity or when advised of earlier call for redemption, provided that neither the Master Trustee nor BNY (New York) shall be liable for failure to surrender any security in a Directed Fund for redemption prior to maturity or take other action if notice of such redemption or other action was not provided to the Master

Trustee or BNY (New York), as the case may be, by the issuer, the Investment Manager, the Investment Committee or one of the nationally recognized bond or corporate action services to which the Master Trustee or BNY (New York) subscribes;

          (4) exchange securities in temporary form for securities in definitive form, and to effect an exchange of shares where the par value of stock is changed;

          (5) hold property in its vaults, at a domestic or (to the extent permitted by regulations issued by the Secretary of Labor under Section 404(b) of the Act) foreign central depository or clearing corporation, in non-certificated form with the issuer, on Federal Book Entry at the Federal Reserve Bank of New York, with a custodian appointed pursuant to clause (6) below, or, with the approval of the Named Fiduciary, at any other location;

          (6) appoint another bank as custodian for any foreign securities or other foreign assets constituting part of the Master Fund, and arrange for the custody of such securities or assets and the indicia of ownership thereof to be held outside the jurisdiction of the district courts of the United States by such other bank and/or its agents, to the extent permitted by regulations issued by the Secretary of Labor under Section 404(b) of the Act and pay the reasonable expenses and compensation of such bank from the Master Fund;

          (7) hold property of the Master Trust in its own name or in the name of a nominee, including the nominee of any central depository, clearing corporation, or custodian with which securities of the Master Trust may be deposited (and the Company agrees to hold the Master Trustee or BNY (New York), as the case may be, and any such nominee harmless from any liability as a holder of record), and hold any investment in bearer form, but the books and records of the Master Trustee or BNY (New York), as the case may be, shall at all times show that all such investments are part of the Master Trust;

          (8) form corporations and to create trusts under the laws of any state for the purpose of acquiring and holding title to any securities or other property, all on such terms and conditions as it deems advisable;

          (9) employ suitable agents, including auditors and legal counsel (who may be counsel to the Company or to the Master Trustee or BNY (New York) in its corporate capacity) or other advisers, without liability for any loss occasioned by any such agent selected with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims, and to pay their reasonable expenses and compensation from the Master Fund; and

          (10) take any action with respect to the Master Fund that it deems necessary in carrying out the purposes of this Agreement.

                                   SECTION 4


                        REGISTRATION OF EMPLOYER STOCK

          In the event that the Master Trustee holds any Employer Stock which is not registered under Section 12 of the Securities Exchange Act of 1934, then in the event that the Master Trustee is required to dispose of any Employer Stock, or certain other securities issued or issuable with respect to any Participating Employer or other securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, under circumstances which, in the opinion of the Master Trustee, require registration of such securities under the Securities Act of l933 and/or qualification of such securities under the Blue Sky laws of any state or states, then the Company, at its own expense, will promptly take or cause to be taken any and all action necessary or appropriate to effect such registration and/or qualification; in such event, the Master Trustee shall not be required to dispose of such securities until such registration and qualification are complete and effective, and the Master Trustee shall not be liable for any loss or depreciation of the Fund resulting from any delay attributable thereto. The Company will indemnify and hold the Master Trustee and its officers and directors harmless with respect to any claim, liability, loss, damage or expense incurred as a result of such registration or qualification or as a result of any information in connection therewith furnished by the Company or as a result of any failure by the Company to furnish any such information. The provisions of this section relating to the Master Trustee shall also apply to BNY (New York) to the extent it holds any Master Trust assets as Master Custodian.

                                   SECTION 5


ACCOUNTS TO BE MAINTAINED BY THE MASTER TRUSTEE; PAYMENTS FROM THE MASTER TRUST

          5.1 Accounts. The Master Trustee shall maintain separate accounts for
              --------
each Participating Plan, which shall at all times reflect each Participating Plan's equitable share in the Master Fund, to which shall be credited all contributions received from such Plan's Employer and against which shall be charged all payments made pursuant to the written directions of the named fiduciary authorized to direct and make payments from the Participating Plans (the "Administrative Committee"). The Master Trustee may maintain one or more accounts for the purpose of making disbursements and such other purposes, if any, as may be reasonably required for the convenient administration of any Participating Plan or of the Master Trust. The Master Trustee may maintain any such account at The Bank of New York or one of its affiliates. Disbursements and payments of the Master Trust may be made by wire transfer or checks of the Master Trustee or an affiliate of the Master Trustee acting as the agent of the Master Trustee, and the parties acknowledge and agree that the Master Trust shall not be credited with earnings on the amount required to make disbursements or payments between the time such amount is transferred from the Master Trust at the direction of the Administrative Committee to make such disbursement or payment and the time the check is presented for payment (referred to as "disbursement account earnings"). Any disbursement account earnings shall be retained by and constitute compensation to the Master Trustee and its affiliates in addition to that listed at Exhibit C or Exhibit D, as applicable.

          5.2 No Separate Recordkeeping. The Master Trustee shall not be
              -------------------------
require to maintain any separate records or accounts with respect to the Participants in any Participating Plan (or their Beneficiaries), and any such records or accounts required to be maintained pursuant to the terms of any such Plan shall be maintained by the Employer or by the named fiduciary authorized to direct and make payments from each Participating Plan.

          5.3 Payments; Disputes. The Master Trustee, from time to time, upon
              ------------------
receipt of an order from the Administrative Committee, shall make payments from the Master Fund to such persons (including the Administrative Committee or any member of such Committee), and in such amounts as the Committee shall direct, and amounts paid pursuant to such direction thereafter no longer shall constitute a part of the Master Trust. Each such order shall be in writing and shall specify the Participating Plan to whose account the payment is to be charged. Orders from the Administrative Committee need not specify the purpose of the payments so ordered, and the Master Trustee shall not be responsible in any way respecting the purpose or propriety of such payments or for the administration of the Participating Plans. Any such order shall constitute a certification that the payment directed is one which the Administrative Committee is authorized to direct, and the Master Trustee need make no further investigation. Payments by the Master Trustee may be made (i) by its check to
                                                           -
the order of the payee and mailed to the payee at the address last furnished to the Master Trustee by the Administrative Committee or by the payee, or if no such address has been so furnished, to the payee in care of the Company, or (ii)
                                                                             --
by direct deposit to an account of the payee in accordance with Section 5.4. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Master Trustee may withhold or cause to be withheld such payment until the dispute has been resolved. Should it be necessary in order to comply with any such distribution request by the Administrative Committee for the Master Trustee to sell any Employer Stock held in the Employer Stock Fund described in Section 16.1, the Master Trustee shall exercise its put rights, if applicable, pursuant to the terms of Section 16.1. In exercising such put rights, the Master Trustee shall be under no duty to perform its own valuation of the Employer Stock or otherwise verify the accuracy of such determination provided by the Administrative Committee pursuant to Section 6. The Company shall indemnify and hold the Master Trustee harmless from and against any actions, claims or losses resulting from any inaccuracies in the determination of the fair market value of the Employer Stock as provided to the Master Trustee by the Administrative Committee.

          5.4 Direct Deposit of Payments. At the request of any Participant or
              --------------------------
Beneficiary, the Master Trustee shall deposit periodic payments directly into the bank account of such person, provided that such person and its depository bank shall have entered into a depository agreement with the Master Trustee that is satisfactory to the Master Trustee. The Company hereby agrees to indemnify the Master Trustee and its affiliates and to hold them harmless from and against any claim, liability, loss, damage or expense that may be asserted against them as a result of making any such deposit.

          5.5 Administrative Committee's Responsibility. In directing the Master
              -----------------------------------------
Trustee to make payments out of the Master Trust, the Administrative Committee shall follow the provisions of each Participating Plan, so that it shall be impossible, either during the existence or upon the discontinuance of such plan, for any part of the Master Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants in such Plan or their Beneficiaries, at any time prior to the satisfaction of all liabilities with respect to such Participants and Beneficiaries under such Plan, or for any part thereof to be paid or applied to the use of any Employer except, upon the termination of a Participating Plan, to the extent of any surplus resulting from an actuarial error.

          5.6 Returned and Uncashed Payments. In the event that any payment
              ------------------------------
ordered by the Administrative Committee shall be distributed by the Master Trustee in accordance with Section 5.3 or Section 5.4 and (i) such payment shall
                                                           -
be returned to the Master Trustee because the payee or the payee's account cannot be located at such address, or (ii) any check so mailed shall not be
                                       --
presented for payment within six months of the date thereof, the Master Trustee shall promptly notify the Committee of such return or failure to present. Upon the expiration of 60 days after such notification such payment order shall become void, and unless and until a further order of such Committee is received by the Master Trustee with respect to such payment, the Master Trustee shall return such payment to the Master Trust and continue to administer the Master Trust and the account of such Plan as if such order had not been made. The Master Trustee shall not be obligated to search for or ascertain the whereabouts of any such person (or his duly appointed representative).

          5.7 No Liability for Contributions. Neither the Master Trustee nor BNY
              ------------------------------
(New York), as the case may be, shall be under any duty to enforce payment of any contribution and shall not be responsible for the adequacy of the Master Trust to meet and discharge any liabilities under any Participating Plan.

                                   SECTION 6


                          VALUATION OF THE MASTER FUND

          6.1 Valuation. As of the inception of the Master Fund, as of the close
              ---------
of the last business day of each month thereafter, and as of such other time or times as the Master Trustee may deem appropriate (the "Valuation Date"), the Master Trustee shall determine the market value of the of the Master Fund and of the interests of the various Participating Plans therein. For the purposes of this Section, a business day shall mean a day on which securities are traded on the New York Stock Exchange. Such determination may be made either by the Master Trustee itself or by such person or persons believed by the Master Trustee to be competent to make such determination as the Master Trustee may select, but in accordance with a method consistently followed and uniformly applied. The Master Trustee's determination of the value of the Master Fund and of the interest of each Participating Plan therein shall be conclusive and binding upon all Participating Plans and all Employers, the Named Fiduciary, the Administrative Committee, and Participants in such Plans and their Beneficiaries. If Employer Stock held in the Employer Stock Fund pursuant to an ESOP Feature is not readily tradable on an established market within the meaning of Section 409(h) of the Code, the Administrative Committee shall provide the Master Trustee with a determination of the value of the Employer Stock prior to any such Valuation Date. Such valuation shall be made by an independent appraiser that satisfies the requirements of Section 401(a)(28)(C) of the Code. Such valuation shall be deemed to be correct by the Master Trustee, and the Master Trustee shall be under no duty to perform its own valuation of the shares of Employer Stock or otherwise verify the accuracy of such determination provided by the Administrative Committee. The Company shall indemnify and hold the Master Trustee harmless from and against any actions, claims or losses resulting from any inaccuracies in the determination of the fair market value of the Employer Stock as provided to the Master Trustee by the Administrative Committee .

          6.2 Units. The interest of each Participating Plan in the Master Fund
              -----
shall be represented by whole and fractional units which shall be equal undivided interests in such Fund without priority or preference one over the other. The original unit of participation upon the establishment of the Master Fund shall be $l000, or such other amount as the Master Trustee may determine at that time. As of any Valuation Date the Master Trustee may make a uniform change in the size of all outstanding units of the Master Fund, by creating either a larger number of smaller units or a smaller number of larger units. As of each Valuation Date the Master Trustee shall determine the value per unit in the Master Fund by dividing the value of the Master Fund as determined in accordance with this Section by the number of existing units in the Fund. Transfers of cash and/or property to or from the separate accounts of the various Participating Plans shall be made only as of a Valuation Date and shall be based upon the value of a unit as of such Valuation Date, and the number of units charged or credited to the accounts of such Participating Plans shall be adjusted accordingly.

                                   SECTION 7

        ADMINISTRATIVE EXPENSES, TAXES AND MASTER TRUSTEE'S COMPENSATION

          7.1 In General.All brokerage costs and transfer taxes incurred in
              ----------
connection with the investment and reinvestment of any Fund, all income taxes or other taxes of any kind whatsoever which may be levied or assessed under existing or future laws upon or in respect of such Fund, all expenses incurred in connection with the acquisition or holding of real or personal property, any interest therein or mortgage thereon, all other administrative expenses incurred by the Master Trustee or BNY (New York), as the case may be, in the performance of their respective duties, including fees for legal services rendered to the Master Trustee or BNY (New York), as the case may be, the compensation of the Master Trustee set forth in Exhibit C attached hereto, as the same may be amended from time to time as provided in this Section, and the investment management fees of BNY (New York) (if any) set forth at Exhibit D attached hereto, as the same may be amended from time to time, in respect of assets of a Discretionary Fund or assets of a Directed Fund that are invested pursuant to Sections 2.1 and 2.5 at the direction of BNY (New York), and all other proper charges and disbursements of the Master Trustee or BNY (New York), as the case may be, shall be paid by the Fund, and, until paid, shall constitute a charge upon the Fund. Any amount paid from the Master Fund which is specifically allocable to a particular Participating Plan shall be charged against the separate account reflecting the equitable share of such Participating Plan. From time to time the Master Trustee may provide the Company with written notice of an amendment to Exhibit C or Exhibit D. Such amendment shall become effective on the 60th day after the Master Trustee mails it to the Company unless the Company shall have provided the Master Trustee with written notice of objection thereto.

          7.2 Fees of Investment Managers. The Named Fiduciary may direct the
              ---------------------------
Master Trustee to pay from the Master Fund the fees of any Investment Manager and the administrative expenses of any Participating Plan, including but not limited to actuarial fees.

                                   SECTION 8


      MASTER TRUSTEE'S AND BNY (NEW YORK)'S LIABILITY; NO DUTY TO REVIEW;
                                INDEMNIFICATION

          8.1 Liability of Master Trustee and BNY (New York). With respect to a
              ----------------------------------------------
Discretionary Fund, neither the Master Trustee nor BNY (New York) shall be liable for any loss to or diminution of the Discretionary Fund resulting from any action taken or omitted by the Master Trustee or BNY (New York), as the case may be, except if due to any failure of the Master Trustee or BNY (New York) to act in accordance with the requirements of Part 4 of Title I of the Act. With respect to any Directed Fund hereunder and the Employer Stock Fund, neither the Master Trustee nor BNY (New York) shall be liable for the making, retention or sale of any investment or reinvestment made or received by it at the direction of a Named Fiduciary (including an ESOP Feature Participant acting in the capacity of a Named Fiduciary with respect to tender instructions under Section 16.5), an Investment Manager or the Investment Committee, as herein provided, nor for any loss to or diminution of the Fund resulting from any action taken, or from any act omitted, by the Master Trustee or BNY (New York) at the direction of a Named Fiduciary, an Investment Manager or the Investment Committee as herein provided. Neither the Master Trustee nor BNY (New York) shall be liable for any loss to or diminution of the Fund resulting from any action taken or omitted by the Master Trustee or BNY (New York), other than at the direction of an Investment Manager or the Investment Committee, except if due to any failure of the Master Trustee or BNY (New York) to act in accordance with the requirements of Part 4 of Title I of the Act. Neither the Master Trustee nor BNY (New York) shall be responsible for the adequacy of the funding policy of any Participating Plan of which it is advised pursuant to Section 2.2(c) or the diversification of the investments of any Participating Plan. Responsibility for monitoring adherence to funding policies and for investment diversification, and for advising the Master Trustee or BNY (New York) accordingly with respect to any Discretionary Fund and advising the Investment Manager or Investment Committee accordingly with respect to any Directed Fund, shall rest solely with the Named Fiduciary.

          The Master Trustee and BNY (New York) may from time to time consult with legal counsel, who may be counsel to the Company or to the Master Trustee or to BNY (New York) in its corporate capacity, and shall be fully protected in acting upon the advice of counsel.

          To protect the Trust Fund from expenses which might otherwise be incurred, the Company shall have sole authority to enforce this Agreement on behalf of all persons claiming any interest in the Master Trust or under the applicable Plan, and no other person may institute or maintain any action or proceeding against the Master Trustee or BNY (New York) or the Master Trust in the absence of written authority from the Company or a judgment of a court of competent jurisdiction that in refusing authority the Company acted fraudulently or in bad faith.

          8.2 No Duty to Review. Supervision of Investment Managers and the
              -----------------
Investment Committee shall be the exclusive responsibility of the Named Fiduciary. Neither the Master Trustee nor BNY (New York) shall be under any duty or obligation to review any investment or reinvestment made or received at the direction of an Investment Manager or the Investment Committee nor to make any recommendation as to the disposition or continued retention thereof. Without limiting the generality of the foregoing, in the case of any transaction which is both directed by and executed by or through an Investment Manager or the Investment Committee, the Investment Manager or Investment Committee shall have entire responsibility for assuring that the transaction does not violate the prohibitions of any applicable state or federal law, including Sections 406 and 407 of the Act.

          8.3 Reliance on Certain Appraisals. To the extent that the Master
              ------------------------------
Trustee or BNY (New York), as the case may be, shall be required to value the assets of the Master Fund for any purpose, including without limitation any valuation pursuant to Section 6, any accounting pursuant to Section 9 and any segregation of assets pursuant to Section l0 hereof, the Master Trustee or BNY (New York), as the case may be, may rely for all purposes of this Agreement upon any certified appraisal or other form of valuation submitted to it by any Investment Manager, the Administrative Committee or the Investment Committee and, with respect to any insurance contract referred to in Section 2.9 hereof, by the insurance company issuing such contract, and, with respect to an interest in any venture capital organization, the manager of such organization.

          8.4 Indemnification of Master Trustee and BNY (New York). The Company
              ---------------------------------------------------
recognizes that a burden of litigation may be imposed upon the Master Trustee or BNY (New York) as the result of some act or transaction fo which it has no responsibility or over which it has no control under this Agreement. Accordingly, the Company hereby agrees to indemnify the Master Trustee, individually and as Master Trustee under this Agreement, and BNY (New York), individually and as Master Custodian under the Master Custody Agreement, and their respective directors, officers and employees, and to hold them harmless from and against any claim, liability, loss, damage or expense which may be asserted against it or them by reason of any action taken or omitted by or on behalf of the Master Trustee or BNY (New York) at the direction of any Investment Manager or Investment Committee, the Named Fiduciary or the Administrative Committee or by virtue of being the holder of the Master Trust.

          8.5 Limitation of Indemnity. Nothing herein is intended to or shall be
              -----------------------
construed to relieve the Master Trustee or BNY (New York) from any responsibility or liability it may have under Part 4 of Title I of the Act.

          8.6 Indemnification of Successor Trustee. If BNY Western Trust Company
              ------------------------------------
is at any time acting as a successor trustee or if either BNY Western Trust Company or The Bank of New York succeeds to responsibilities hereunder for management of plan assets with respect to the Master Fund (or any portion thereof), the Company hereby agrees to hold BNY Western Trust Company and The Bank of New York harmless from and against any tax, claim, liability, loss, damage or expense incurred by or assessed against it as such successor, as a direct or indirect result of any act or omission of a predecessor trustee or any other person charged under any agreement affecting Master Fund assets with investment responsibility with respect to such assets.

                                   SECTION 9


                    SETTLEMENT OF MASTER TRUSTEE'S ACCOUNTS

          9.1 Annual Accounting. The Master Trustee shall keep accurate and
              -----------------
detailed accounts of all investments, receipts, disbursements and other transactions hereunder, accounting separately for each Fund, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company or the Named Fiduciary. Within 90 days after the close of each fiscal year of the Master Trust (or such other date as may be agreed upon in writing between the Company and the Master Trustee), and within l20 days after the effective date of the removal or resignation of the Master Trustee as provided in Section 11 hereof, the Master Trustee shall file with the Company a written account, setting forth all investments, receipts, disbursements and other transactions effected by it during the year ending on such date (but not including any part of such year for which such an account has previously been filed) and certified as to the accuracy of the information set forth therein. Such account may incorporate by reference any and all schedules and other statements setting forth investments, receipts, disbursements and other transactions effected during the period for which such account is rendered which the Master Trustee has furnished to the Company prior to the filing of such account. Each account so filed (and copies of any schedules and statements incorporated therein by reference as aforesaid) shall be open to inspection at the offices of the Company and the Master Trustee during their respective regular business hours by the Named Fiduciary and the Employer of each Participating Plan to which it relates, by any person designated by either of the foregoing, by Participants and Beneficiaries of each such Plan, and by any Administrative Committee, Investment Manager or Investment Committee affected thereby, for a period of 60 days immediately following the date on which the account is filed with the Company. If for any reason an account required of the Master Trustee hereunder shall not be filed within the applicable time specified in the preceding sentence, such account may be filed by the Master Trustee after the expiration of such time, provided such account otherwise complies with the requirements of this Agreement, and such account so filed shall be open to inspection as aforesaid by any of the parties aforementioned for a period 90 days immediately following the date on which the account is filed. In the event that any assets of the Fund have been transferred to a collective investment trust pursuant to Section 2.8 hereof, such account shall include a copy of the latest annual written account of such collective investment trust.

          9.2 Other Accountings. The Master Trustee shall provide to the Company
              -----------------
from time to time such other reports as may be agreed upon between the Master Trustee and the Company. The Company agrees to examine each such report promptly and to file any exceptions thereto within 90 days of the date thereof.

          9.3 Settlement of Accounts. Upon the expiration of the 60-day or 90-
              ----------------------
day period, as the case may be, referred to in Section 9.1 or 9.2, the Master Trustee and BNY (New York) shall be forever released and discharged from all liability and accountability to anyone with respect to the account or report, including, without limitation, all acts and omissions of the Master Trustee or BNY (New York) shown or reflected in such account or report, except with respect to any acts or omissions as to which the Company, the Named Fiduciary or the Administrative Committee shall have filed written objections with the Master Trustee within such 60-day or 90-day period, as the case may be. Nothing herein contained shall impair the right of the Master Trustee to a judicial settlement of any account of proceedings rendered by it. In any proceeding for such judicial settlement the only necessary parties shall be the Master Trustee, the Company, the Named Fiduciary, the Administrative Committee and any other party or parties whose participation is required by law, and any judgment, decree or final order entered therein shall be conclusive on all persons having or claiming an interest in the Master Trust or any Participating Plan.

          9.4 Waiver of Rights. The provisions of this Agreement set forth the
              ----------------
Company's rights to obtain and object to an accounting. The Company hereby waives any other or different rights it may have under the laws of California, New York and any other state where the Master Trust may be administered.

                                  SECTION 10


                   SEGREGATION OF PARTS OF THE MASTER TRUST

          10.1 Segregation. The equitable share of a Participating Plan in the
               -----------
Master Trust shall be segregated and withdrawn from the Master Trust upon the occurrence of any of the following events:

          (a) Receipt by the Master Trustee of notice that such Participating Plan has been held by the Internal Revenue Service or by any court of competent jurisdiction not to qualify under Section 401(a) of the Code, or a successor provision, or of other information giving the Master Trustee reason to believe that such Plan may not be so qualified; or

          (b) Receipt by the Master Trustee of notice from the Company that such Participating Plan has been terminated or that the Employer of such Participating Plan has terminated its joinder in the Master Trust.

          The equitable share in the Master Trust of all or any part of a Participating Plan or the proportionate share of any Participant or group of Participants and their Beneficiaries may be segregated and withdrawn from the Master Trust upon the direction of the Named Fiduciary setting forth the portion of such Participating Plan's equitable share to be so treated or the Participants and Beneficiaries for whose accounts such segregation and withdrawal are to be carried out. The Master Trustee may condition its transfer or distribution of any assets upon the Master Trustee's receiving assurances satisfactory to it that the approval of appropriate governmental or other authorities has been secured and that all notice and other procedures required by applicable law have been complied with.

          10.2 Segregated Property. Segregation and withdrawal of the equitable
               -------------------
share of a Participating Plan or a Participant or group of Participants shall be made as of the Valuation Date immediately following the date of the notice or instruction referred to in Section 10.1, based upon the units in the Master Trust credited to the Participating Plan's account as of such date. The selection of the particular assets to be segregated pursuant to Section 10.1 shall be made by the Named Fiduciary. Such property shall be held as a separate trust fund for the exclusive benefit of the Participants of the withdrawing Plan (or of the withdrawing Participant or group of Participants) and their Beneficiaries, under a separate agreement of trust substantially identical to this Agreement.

                                   SECTION 11

RESIGNATION AND REMOVAL OF MASTER TRUSTEE; RESIGNATION AND REMOVAL OF BNY (NEW
                          YORK) AS INVESTMENT MANAGER

          11.1 Resignation and Removal of Master Trustee. The Master Trustee may
               -----------------------------------------
resign at any time upon 60 days' notice in writing to the Company and the Named Fiduciary. The Master Trustee may be removed by the Company at any time upon 60 days' notice in writing to the Master Trustee and the Named Fiduciary. If within such 60-day period a successor to the Master Trustee shall not have been appointed, the resigning or removed Master Trustee may apply to any court of competent jurisdiction for the appointment of such successor. Any successor master trustee shall have the same powers and duties as those conferred upon the Master Trustee hereunder (other than those relating to the collective investment trust of The Bank of New York) and subject to receipt by the Master Trustee of written acceptance of such appointment by the successor master trustee, the Master Trustee shall assign, transfer and pay over to such successor master trustee the moneys and properties then constituting the Master Fund, withdrawing any part of any Fund then held in The Bank of New York's collective investment trust. The Master Trustee may reserve such sum of money as it may deem advisable for payment of its and BNY (New York)'s reasonable fees and expenses in connection with the settlement of their account or otherwise. Payment of such fees and expenses may be withdrawn from such reserve. Any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the successor master trustee. If such reserve shall be insufficient to pay such charges, such resigning or removed Master Trustee shall be entitled to recover the amount of any deficiency from the Company or from the successor master trustee or from both the Company and the successor master trustee. All provisions of this Agreement shall apply to any successor master trustee appointed as aforesaid with the same force and effect as if such successor had been originally named herein as the Master Trustee.

          11.2 Resignation and Removal of BNY (New York) as Investment Manager.
               ---------------------------------------------------------------

          BNY (New York) may resign as an investment manager to a Discretionary Fund at any time upon 30 days' notice in writing to the Named Fiduciary. BNY (New York) may be removed by the Named Fiduciary at any time upon 30 days' notice in writing to BNY (New York) and the Master Trustee. In the event that BNY (New York) is removed as investment manager of a Discretionary Fund, the Named Fiduciary shall provide BNY (New York) and the Master Trustee with written notice of the appointment of a successor investment manager. Upon the removal of BNY (New York) as the investment manager of a Discretionary Fund, neither the Master Trustee nor BNY (New York) shall be deemed to have any responsibility to manage and control any asset held in the former Discretionary Fund, except as set out in the following sentence. If an Investment Committee has been appointed, the Master Trustee shall treat such Fund as managed by the Investment Committee pending notification from the Named Fiduciary of the appointment of a different successor to BNY (New York); if no Investment Committee has been appointed and if no notification of the appointment of such a successor is received within seven days of notification to the Master Trustee of BNY (New
York)'s removal, BNY (New

York) shall thereafter continue to treat such Fund as a Discretionary Fund unless and until it receives other instructions from the Named Fiduciary as to the investment of such Fund.

                                  SECTION 12


     EVIDENCE OF ACTION BY COMPANY, INVESTMENT MANAGERS AND INVESTMENT AND ADMINISTRATIVE COMMITTEES, AND OF APPOINTMENT OF NAMED FIDUCIARY, INVESTMENT
             MANAGERS AND INVESTMENT AND ADMINISTRATIVE COMMITTEES

          Except as otherwise herein provided, any action by the Company or any other Employer pursuant to any of the provisions of this Agreement shall be evidenced by a resolution of its Board of Directors (which may include a resolution authorizing one or more officers to act on such Employer's behalf) certified by its Secretary or any Assistant Secretary, and the Master Trustee and BNY (New York) shall be fully protected in acting in accordance with such resolution so certified to it. The Company shall furnish the Master Trustee from time to time with certified copies of resolutions of its Board of Directors or of other corporate action appointing and terminating the office of the Named Fiduciary and the Administrative Committee, and appointing and terminating any Investment Committee, and appointing successors. The Named Fiduciary shall furnish the Master Trustee with a copy of the instrument duly appointing and terminating any Investment Committee, and appointing and terminating successors thereto. The Named Fiduciary shall file with the Master Trustee a copy of the instrument duly appointing each Investment Manager, who shall file with the Master Trustee a copy of his written acceptance of his appointment and acknowledgment that he is a "fiduciary" with respect to the Participating Plans within the meaning of Section 3(21) of the Act and due evidence of his qualification under Section 3(38) (B) of the Act, and a copy of the instrument, if any, designating BNY (New York) as investment manager of a Discretionary Fund in accordance with Section 2.1. Any such appointment shall continue to be effective until receipt by the Master Trustee of written notice to the contrary from the Named Fiduciary. Each Investment Manager and the Investment Committee shall furnish the Master Trustee from time to time with a certificate setting forth the name and specimen signature of each person authorized to act on its behalf. Unless otherwise provided in a certificate from the Named Fiduciary, all orders, requests and instructions to the Master Trustee from the Named Fiduciary or the Administrative Committee shall be in writing or by telecopy signed by two authorized persons, and all orders, requests and instructions to the Master Trustee from an Investment Manager or the Investment Committee shall be in writing, by telecopy or by any other electronic means using a code for the authentication of messages, and signed or transmitted by an authorized representative of the Investment Manager or Investment Committee, and the Master Trustee and BNY (New York) shall be fully protected in acting in accordance with any such order, request, or instruction. The Master Trustee and BNY (New York) shall have the right to rely on and shall be fully protected in acting in accordance with any resolution, order, request or instruction which it believes to be genuine and which purports to have been signed or transmitted in accordance with this section.

                                  SECTION 13

AMENDMENT OF AGREEMENT, TERMINATION OF TRUST, TERMINATION OF PARTICIPATING PLAN

          13.1 Amendment of Agreement. Subject to the restrictions set forth
               ----------------------
below, the Company reserves the right at any time and from time to time to modify, amend or terminate, in whole or in part, any or all of the provisions of this Agreement; provided, however, that no such modification or amendment which affects the rights, duties or responsibilities of the Master Trustee or BNY (New
York) may be made without the written consent of the Master Trustee, for itself or on behalf of BNY (New York), as applicable.

          13.2 Termination of Master Trust. In the event of the termination of
               ---------------------------
the Master Trust, the Master Trustee shall continue to administer the Master Trust as hereinabove provided until all of the purposes for which it has been established have been accomplished or the Master Trustee has disposed of the Master Fund after the payment of or other provision for all expenses incurred in the administration of the Master Trust (including any compensation to which the Master Trustee may be entitled), all in accordance with the written order of the Company or any successor thereto. Until the final distribution of the Master Fund, the Master Trustee shall continue to have and may exercise all of the powers and discretion conferred upon it by this Agreement. Upon any such termination, or the resignation or removal of the Master Trustee under Section 11 hereof, Section 7.1 and all indemnities herein, including without limitation those set forth in Sections 2.9(e), 3.4(7), 4, 5.4, 6.1, 8.3, 8.4 and 8.6
hereof, shall remain in full force and effect.

          13.3 Termination of Participating Plan. Upon receipt of notice from
               ---------------------------------
the Company that any Participating Plan is terminated in whole or in part, with respect to all or any group of Participants and their Beneficiaries under the Plan, the Master Fund, or the portion thereof with respect to which the Plan is terminated, shall, subject to the provisions of Section 7 hereof, be segregated in accordance with Section l0 and held and/or disposed of by the Master Trustee in accordance with the written order of the Administrative Committee. The Master Trustee may condition its delivery, transfer or distribution of any assets upon the Master Trustee's receiving assurances satisfactory to it that the approval of appropriate governmental or other authorities has been secured and that all notice and other procedures required by applicable law have been complied with.

          13.4 Exclusive Benefit. Anything in this Agreement to the contrary
               -----------------
notwithstanding, at no time prior to the satisfaction of all liabilities with respect to the Participants of any Participating Plan and their Beneficiaries shall any part of the equitable share of such Participating Plan in the Master Fund be used for or diverted to purposes other than for the exclusive benefit of such Participants and their Beneficiaries, and defraying reasonable expenses of administering the Participating Plans; provided, however, that nothing herein contained shall preclude the return to an Employer of any contribution whose return is permitted by Section 403(c) of the Act or successor legislation.

                                  SECTION 14

                   INALIENABILITY OF BENEFITS AND INTERESTS

          14.1 Of the Participants. No distribution or payment under this
               -------------------
Agreement to any Participant or Beneficiary under any Participating Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be valid or recognized by the Master Trustee, nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment, except in the case of any voluntary and revocable assignment of any benefit payment permitted by law or any "Qualified Domestic Relations Order" as defined in Section 414(p) of the Code and except to such extent as may otherwise be required by law. If the Master Trustee is notified by the Administrative Committee that any such Participant or Beneficiary has been adjudicated bankrupt or has purported to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Master Trustee shall, if so directed by the Committee, hold or apply such distribution or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as the Committee shall direct.

          14.2 Of the Participating Plans. The equitable share of a
               --------------------------
Participating Plan in the Master Fund shall not be subject in any manner to anticipation, alienation, sale, transfer, pledge, encumbrance or charge whether voluntary or involuntary, except to such extent as may otherwise be required by law.

                                  SECTION 15

      NO MERGER, CONSOLIDATION OR TRANSFER OF PLAN ASSETS OR LIABILITIES

          Anything herein to the contrary notwithstanding, the Master Trust shall under no circumstances be so operated as to permit, and nothing herein contained shall be deemed to authorize, any merger, consolidation, or transfer of the assets or liabilities of a Participating Plan with or to any other Participating Plan except in compliance with the provisions of the Act and the Code which are applicable to such mergers, consolidations, or transfers, including without limitation Sections 208 and 4043(B)(8) of the Act and Sections 40l(a)(l2), 4l4(l) and 6058(b) of the Code and Regulations promulgated pursuant to the foregoing Sections.

                                  SECTION 16

                  SPECIAL PROVISIONS RELATING TO ESOP FEATURE

          16.1 Employer Stock Fund. The Named Fiduciary hereby directs the
               -------------------
Master Trustee to establish and maintain a separate fund for purposes of the ESOP Feature (the "Employer Stock Fund") that shall be invested primarily in Employer Stock. For the purposes of exercising the powers granted to the Master Trustee under Section 3.1, the Employer Stock Fund shall be deemed to be a Directed Fund, subject to the provisions of this Section
16. The Investment Committee shall direct the Master Trustee to invest and reinvest the assets of the Employer Stock Fund, without distinction between principal and income, primarily in Employer Stock. The Master Trustee, at the direction of the Investment Committee may retain appropriate cash or cash equivalent reserves to cover liquidity needs. Notwithstanding any otherwise applicable fiduciary standard relating to (i) diversification of Fund assets,
                                           -
(ii) the income history provided by the Employer Stock or (iii) the possible
 --                                                        ---
volatility in the fair market value of Employer Stock, the Investment Committee is expressly authorized to direct the Master Trustee to hold 100% of the assets of the Employer Stock Fund in shares of Employer Stock. Subject to the foregoing, the Master Trustee and the Investment Committee shall manage the Employer Stock Fund in a manner consistent with the Act, the Code and applicable securities laws. The Master Trustee shall have the right to require the Company to purchase Employer Stock for its current fair market value (the "put right") as described in this Section 16.1. This put right shall apply only to the extent that the Employer Stock is not readily tradable on an established securities market in accordance with federal and state securities laws and regulations. The put right shall be exercisable by written notice to the Named Fiduciary during the first 60 days of any calendar year or within 60 days of receipt of a determination of the value of the Employer Stock from the Administrative Committee as provided in Section 6.1. Prior to any sale or other transfer of Employer Stock by the Master Trustee (if at the time of such sale or other transfer the Employer Stock is not readily tradable on an established securities market), the Master Trustee must first offer the Employer Stock to the Company and the Administrative Committee at its current fair market value as determined by an independent appraiser who meets the requirements of Section 401(a)(28)(C) of the Code and is otherwise acceptable to the Master Trustee.

          16.2 Acquisition Loan. The Master Trustee, if so directed by the
               ----------------
Company or the Named Fiduciary pursuant to directions that are consented to by the Master Trustee (which consent shall not to be unreasonably withheld), may enter into one or more Acquisition Loans with any lender (including a party in interest as defined in Section 3(14) of the Act) to finance the acquisition of Employer Stock, or to repay a prior Acquisition Loan. The Master Trustee shall purchase and continue to hold such Employer Stock in the Employer Stock Fund for the benefit of ESOP Feature Participants pursuant to the provisions of the ESOP Feature until otherwise directed by the Named Fiduciary; subject, however, to the requirements of the Code and the Act to the extent applicable to an ESOP. The Master Trustee may refinance any Acquisition Loan and, in connection with any such refinancing, shall repay any such Acquisition Loan; provided that such refinancing or any change in the terms of an Acquisition Loan used to acquire Employer Stock may be done only at the direction or with the consent of the Company or the Named Fiduciary. The Master Trustee may secure an Acquisition Loan by pledging the Employer Stock acquired with the proceeds of such Loan ("ESOP Stock"). No other assets of the Master Fund may be pledged by the Master Trustee as collateral for an Acquisition Loan.

          Pursuant to directions from the Named Fiduciary, Employer contributions made pursuant to an ESOP Feature ("ESOP Contributions"), earnings attributable to such ESOP Contributions and cash dividends on ESOP Stock shall be used to amortize any outstanding Acquisition Loan, unless the Master Trustee is directed to do otherwise by the Named Fiduciary. The Master Trustee shall apply dividends on Employer Stock held in accounts other than in the Suspense Account (as defined in Section 16.3) as directed by the Named Fiduciary; provided, however, that no dividends on Employer Stock that is allocated to an ESOP Feature Participant may be used to repay an Acquisition Loan unless Employer Stock with a fair market value not less than the amount of such dividends is allocated to such ESOP Feature Participant pursuant to the terms of the ESOP Feature. Notwithstanding the foregoing, if the Master Trustee is unable to pay any such Acquisition Loan when due, the Master Trustee may sell unallocated shares of ESOP Stock to repay the Acquisition Loan without the direction or consent of the Named Fiduciary. Should it be necessary for the Master Trustee, at the direction of the Investment Committee or otherwise, to sell any Employer Stock held in the Employer Stock Fund to comply with any such repayment, the Master Trustee shall exercise its put rights pursuant to the terms of Section 16.1.

          16.3 Suspense Account. The Master Trustee shall hold ESOP Stock in a
               ----------------
separate account ("Suspense Account") until released from such Suspense Account pursuant to directions from the Administrative Committee and the provisions of the ESOP Feature and allocated to the individual accounts of ESOP Feature Participants that are maintained by the Administrative Committee.

          16.4 ESOP Contributions. To the extent that ESOP Contributions are
               ------------------
made in cash, the Master Trustee shall apply such contribution to amortize any outstanding Acquisitions Loans to the extent directed to do so pursuant to
Section 16.2. Unless otherwise directed by the Named Fiduciary, the Master Trustee shall use any cash ESOP Contribution that is not used to pay principal or interest on an Acquisition Loan pursuant to Section 16.2 to purchase Employer Stock either from other shareholders, on the open market, from the Company or otherwise. Notwithstanding the preceding sentence, BNY (New York), if authorized, may direct the Master Trustee to temporarily invest any such cash ESOP Contribution in accordance with Section 2.5 pending its investment in Employer Stock. To the extent that an ESOP Contribution is made in Employer Stock, the Master Trustee shall retain such Employer Stock in the Employer Stock Fund until otherwise directed by the Named Fiduciary.

          16.5 Tender for Employer Stock. To the extent not otherwise
               -------------------------
inconsistent with the Master Trustee's fiduciary duties under the Act, all tender or exchange decisions with respect to Employer Stock held by the Master Trustee in the Employer Stock Fund shall be made by ESOP Feature Participants, acting as Named Fiduciaries with respect to both allocated and unallocated shares of Employer Stock ("Shares"), in accordance with the provisions of this
Section 16.5:

          (a) In the event the Master Trustee receives an offer (including a tender offer for Shares subject to Section 14(d)(1) of the Securities Exchange Act of 1934 (the "1934 Act")or subject to Rule 13e-4 promulgated under the 1934
Act) to purchase or exchange any Shares held by the Master Trustee in the Employer Stock Fund, the Master Trustee will advise in writing each ESOP Feature Participant who has Shares allocated to his individual account under the ESOP Feature of the terms of the offer as soon as practicable after its commencement and will furnish each such ESOP Feature Participant with a form by which he may confidentially instruct the Master Trustee whether or not to tender or exchange Shares allocated to his account and a proportionate amount of any unallocated Shares. The materials furnished by the Master Trustee shall include (i) a
                                                                      -
notice from the Master Trustee that the Master Trustee will not tender or exchange any Shares (allocated or unallocated) for which timely instructions are not received by the Master Trustee and (ii) such related documents that are
                                        --
prepared by any person and provided
to shareholders of the Company pursuant to the 1934 Act. The Company and the Named Fiduciary will cooperate with the Master Trustee to ensure that ESOP Feature Participants receive the requisite information in a timely manner.

          (b) The Master Trustee shall tender or not tender Shares, or exchange Shares, allocated to any ESOP Participant's individual account (including fractional Shares) only as and to the extent instructed by such Participant as a Named Fiduciary. With respect to Shares allocated to a deceased Participant, such Participant's Beneficiary, as a Named Fiduciary, shall be entitled to direct the Master Trustee as if such Beneficiary were the Participant. If the Master Trustee does not timely receive tender or exchange instructions for allocated Shares, the Master Trustee shall treat non-receipt as a direction not to tender or exchange such Shares. Any instructions received by the Master Trustee from Participants or Beneficiaries shall be held by the Master Trustee in strict confidence and shall not be divulged to any person, except as otherwise required by law.

          (c) Each ESOP Feature Participant who is entitled to direct the Master Trustee whether or not to tender or exchange allocated Shares shall, as Named Fiduciaries, separately direct the Master Trustee with respect to the tender or exchange of a proportionate share of unallocated Shares. Such direction (treating non-receipt of directions as a direction not to tender or exchange) shall be made with respect to the aggregate number of unallocated Shares attributed to the ESOP Feature of the applicable Participating Plan multiplied by a fraction, the numerator of which is the number of Shares allocated to the Participant's individual account under the ESOP Feature of the Participating Plan and the denominator of which is the total number of Shares allocated to the individual accounts of all ESOP Feature Participants in such Participating Plan. Fractional Shares shall be rounded to the nearest 1/1000/th/ of a Share.

          (d) In the event that, under the terms of a tender offer or otherwise, any Shares tendered for sale, exchange or transfer pursuant to such offer may be withdrawn from such offer, the Master Trustee shall follow such instructions from Participants entitled to give instructions under this Section 16.5, as Named Fiduciaries, respecting the withdrawal of such Shares from such offer.

          (e) In the event that an offer for fewer than all of the Shares held by the Master Trustee is received by the Master Trustee, each ESOP Feature Participant who has been allocated any Shares subject to such offer shall be entitled to direct the Master Trustee as to the acceptance or rejection of such offer (as provided in paragraphs (a)-(d) of this Section 16.5) with respect to the largest portion of such Employer Stock as may be possible given the total number of Shares the Master Trustee may sell, exchange or transfer pursuant to the offer based on instructions received by the Master Trustee from all other Participants who shall timely instruct the Master Trustee pursuant to this
Section 16.5, each on a pro rata basis in accordance with the number of such
                        --------
Shares allocated to the Participants' accounts.

          (f) In the event that an offer shall be received by the Master Trustee and instructions shall be solicited from Participants pursuant to paragraphs (a)-(d) of this Section 16.5 regarding such offer, and prior to termination of such offer another offer is received by the Master Trustee for the Shares subject to the first offer, the Master Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants
(i) with respect to
 -

Shares tendered for sale, exchange or transfer pursuant to the first offer, whether to withdraw such tender, if possible and, if withdrawn, whether to tender any Shares so withdrawn for sale, exchange or transfer pursuant to the second offer and (ii) with respect to securities not tendered pursuant to the
                  --
first offer, whether to tender or not to tender such securities pursuant to the second offer.

          (g) Funds received by the Master Trustee in exchange for tendered Shares shall be credited to the account, including the Suspense Account, from which such Shares were tendered. Unless the Named Fiduciary directs otherwise, the Master Trustee shall invest such proceeds in Employer Stock as soon as practicable. Notwithstanding the previous sentence, BNY (New York), if authorized, may direct the Master Trustee to temporarily invest the proceeds of any tender of unallocated Shares in accordance with Section 2.5 pending investment in Employer Stock.

          16.6 Voting Employer Stock; Options and Other Rights. To the extent
               -----------------------------------------------
not otherwise inconsistent with the Master Trustee's fiduciary duties under the Act, all voting rights on Shares held by the Master Trustee shall be exercised by the Master Trustee in accordance with the following provisions of this
Section 16.6:

          (a) As soon as practicable before each annual or special shareholder's meeting of the Company (or an affiliate or subsidiary, if applicable), the Master Trustee shall furnish to each ESOP Feature Participant a copy of the proxy solicitation material sent generally to shareholders, together with forms requesting confidential instructions on how the Shares allocated to such Participant's account (including fractional Shares) are to be voted. The Company and the Named Fiduciary shall cooperate with the Master Trustee to ensure that Participants receive the requisite information in a timely manner. The materials furnished to the Participants shall include a notice from the Master Trustee that any allocated Shares for which timely instructions are not received by the Master Trustee will be voted by the Master Trustee as directed by the Named Fiduciary in its discretion. Upon timely receipt of such instructions, the Master Trustee (after combining votes of fractional Shares to give effect to the greatest extent to Participants' instructions) shall vote the Shares as instructed. If voting instructions for Shares allocated to any Participant's account are not timely received by the Master Trustee for a particular shareholder's meeting, such Shares shall be voted by the Master Trustee as directed by the Named Fiduciary in its discretion. The instructions received by the Master Trustee from Participants or Beneficiaries shall be held by the Master Trustee in strict confidence and shall not be divulged or released to any person, except as otherwise required by law.

          (b) With respect to all corporate matters submitted to shareholders. all Shares allocated to Participants' accounts shall be voted only in accordance with directions of such Participants as Named Fiduciaries. Each Participant shall be entitled to direct the voting of Shares (including fractional Shares) allocated to his account. With respect to shares allocated to the account of a deceased Participant, such Participant's Beneficiary, as Named Fiduciary, shall be entitled to direct the voting with respect to such allocated Shares as if such Beneficiary were the Participant. If, however, voting instructions for Shares allocated to any Participant's account are not timely received by the Master Trustee for a particular shareholder's meeting, such Shares shall be voted by the Master Trustee as directed by the Named Fiduciary in its discretion.

          (c) Shares that are unallocated to any Participant's account shall be voted by the Master Trustee as directed by the Named Fiduciary in its discretion.

                                  SECTION 17

                                 GOVERNING LAW

          This Agreement shall be administered and construed according to the internal substantive laws (and not the choice of law rules) of the State of California, except as may otherwise be required by Section 5l4 of the Act. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. The Master Trust shall at all times be maintained as a domestic trust in the United States.

          IN WITNESS WHEREOF, this Agreement has been executed and made effective as of the date first above written, by the duly authorized officers of the Company and BNY Western Trust Company.

(Corporate Seal)                    MERCURY GENERAL CORPORATION

Attest:

By______________________________    By______________________________
   Name:                               Name:
   Title:                              Title:

(Corporate Seal)                    BNY WESTERN TRUST COMPANY

Attest:

By______________________________    By______________________________
   Name:                               Name:
   Title:                              Title:

STATE OF            )
                    :  ss.
COUNTY OF           )

     On _________________________, l997, before me, the undersigned, a Notary Public for the State of California, personally appeared __________________ and __________________ who declared to me that they are officers of MERCURY GENERAL CORPORATION, referred to as the Company under the Master Trust Agreement; that as officers they are duly authorized to execute Trust Agreements for the Company; that they have read the foregoing Master Trust Agreement and know its contents; and that they have executed said Agreement.

     WITNESS my hand and official seal.


                                    ______________________________
                                       Notary Public

(Seal)

STATE OF CALIFORNIA )
                    :  ss.
COUNTY OF           )

     On _______________________, l997, before me, the undersigned, a Notary Public for the State of California, personally appeared ___________________ and _________________ who declared to me that they are officers, namely:
__________________ and _______________________,  respectively, of BNY WESTERN
TRUST COMPANY, a California trust company, the Master Trustee under the Master Trust Agreement; that as officers they are duly authorized to execute Trust Agreements for BNY WESTERN TRUST COMPANY; that they have read the Master Trust Agreement and know its contents; and that they have executed said Agreement.

     WITNESS my hand and official seal.

                                    ________________________________
                                       Notary Public

(Seal)

                                   EXHIBIT A
                                   ---------

                              PARTICIPATING PLANS
                              -------------------

1.  Mercury General Corporation Profit Sharing Plan

                                   EXHIBIT B
                                   ---------


                               JOINDER AGREEMENT

          AGREEMENT made this ______ day of ____________, l9__, by and among [Name of Affiliate] (hereinafter called the "Employer"), a corporation organized pursuant to the laws of ______________, BNY WESTERN TRUST COMPANY, a trust company organized pursuant to the laws of the State of California, and MERCURY GENERAL CORPORATION (the "Company"), a corporation organized pursuant to the laws of California.

                             W I T N E S S E T H:

          WHEREAS, the Employer is a subsidiary or affiliate of the Company and has previously adopted a_____________________ Plan for the benefit of its employees (hereinafter referred to as the "Plan"), which Plan as amended to date and as currently in effect is set out in Exhibit A annexed hereto, and wishes BNY Western Trust Company to serve as trustee of the trust that funds benefits under the Plan; and

          WHEREAS, BNY Western Trust Company is currently serving as trustee of the trust for the plans of the Company, its Subsidiaries and Affiliates under the Master Trust Agreement dated January 1, l998, (the "Master Trust");

          NOW, THEREFORE, the parties hereto agree as follows:

          The Employer hereby joins in and becomes a party to the Master Trust, and adopts the same as part of the Plan. The Company hereby consents to such joinder.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their corporate seals to be affixed hereto and attested as of the day and year first above written.

                                    [Name of Affiliate]

Attest:

By_______________________________   By_______________________________
   Name:                               Name:
   Title:                              Title:

                                    BNY WESTERN TRUST COMPANY

Attest:

By_______________________________   By_______________________________
   Name:                               Name:
   Title:                              Title:

                                    MERCURY GENERAL CORPORATION

Attest:

By_______________________________   By_______________________________
   Name:                               Name:
   Title:                              Title:

                                   EXHIBIT C
                                   ---------

                                 FEE SCHEDULE
                                 ------------


                           BNY WESTERN TRUST COMPANY
                           -------------------------

                                January 1, 1998

                                   EXHIBIT D
                                   ---------

                                 FEE SCHEDULE
                                 ------------

                          INVESTMENT MANAGEMENT FEES
                          --------------------------

                             THE BANK OF NEW YORK
                             --------------------

                                January 1, 1998

         [Include management fees for Collective Trust, if applicable